UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2012

Gardner Denver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13215	76-0419383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

(610) 249-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 19, 2012, Gardner Denver, Inc. (the “Company”) publicly announced that on November 12, 2012, the Board of Directors of the Company (the “Board”) appointed Michael M. Larsen as the Company’s President and Chief Executive Officer. Since July 13, 2012, Mr. Larsen has served as the Company’s Interim Chief Executive Officer, while also serving as the Vice President and Chief Financial Officer of the Company. Mr. Larsen will continue to serve as the Company’s Chief Financial Officer until his successor is named.

Mr. Larsen, age 43, has served as the Vice President and Chief Financial Officer of the Company since October 2010. Mr. Larsen joined the Company from General Electric (“GE”) Water & Process Technologies, a global leader in water treatment and process solutions, where he was Chief Financial Officer. His previous experience includes more than 15 years with GE, where he held a number of global finance leadership roles with increasing responsibility in GE Plastics, GE Industrial, GE Energy Services and GE Power & Water. He began his GE career with GE Healthcare as part of the Financial Management Program in 1995. Mr. Larsen is a graduate of the American University of Paris and holds a Masters of Business Administration from Columbia University and London Business School.

(d) On November 19, 2012, the Company also publicly announced that on November 12, 2012, the Board increased the total number of directors serving on the Board from eight (8) to nine (9) and appointed Mr. Larsen as a director of the Company. The Board is currently divided into three classes of equal number of directors, with one class of directors being elected at each annual meeting of shareholders. Mr. Larsen was appointed to the class of directors whose term expires at the 2015 annual meeting of shareholders. Mr. Larsen will not serve on any committees of the Board.

Item 7.01 Regulation FD Disclosure.

On November 19, 2012, the Company issued a press release announcing the appointment of Mr. Larsen as the Company’s President and Chief Executive Officer and as a member of the Board as described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release, dated November 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.

Date: November 19, 2012	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release, dated November 19, 2012